SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 11, 2000
                        ---------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

 Delaware                           001-8368                 51-0228924
(State of                    (Commission File No.)          (IRS Employer
 Incorporation)                                              Identification No.)

                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

         On Apri 11, 2000, the registrant issued the press release filed with this this Current Report on Form 8-K as Exhibits 99.1. The information contained in Exhibit 99.1 is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.


Exhibit No.                 Description
-----------     -------------------------------------
99.1            Press Release issued April 11, 2000 (Filed herewith.)

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SAFETY-KLEEN CORP.



Date:  April 12, 2000                   By:  /s/ Grover C. Wrenn
                                            -------------------
                                            Grover C. Wrenn
                                            Vice Chairman


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                                  EXHIBIT INDEX

Exhibit No.    Description
----------     -----------------------
99.1           Press Release issued April 11, 2000 (Filed herewith.)